BLACKROCK FUNDSSM
BlackRock U.S. Opportunities Portfolio

SUPPLEMENT DATED DECEMBER 6, 2013 TO THE SUMMARY PROSPECTUS
DATED OCTOBER 11, 2013

Effective January 2, 2014, BlackRock U.S. Opportunities Portfolio (the “Fund”) will be open to new investors. The summary prospectus of the Fund is hereby amended to delete the second paragraph in the “Purchase and Sale of Fund Shares” section.

Shareholders should retain this Supplement for future reference.

SPRO-USO-1113SUP